                                                               Exhibit 10(f)


              AMENDMENT NO. 2 TO FINANCING AGREEMENT AND WAIVER

         THIS AMENDMENT NO. 2 TO FINANCING AGREEMENT AND WAIVER, dated as of July 20, 2004 (this "Amendment"), by and among Solutia Inc., as a debtor and
                     ---------
debtor-in-possession, a Delaware corporation (the "Parent"), and Solutia
                                                   ------
Business Enterprises, Inc., as a debtor and debtor-in-possession, a New York corporation, ("Solutia Business" and together with the Parent, each a
               ----------------
"Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent
 --------                         ---------
listed as a "Guarantor" on the signature pages hereto, each as a debtor and debtor-in-possession (each a "Guarantor" and collectively, the
                              ---------
"Guarantors"), the lenders from time to time party hereto (each a "Lender"
 ----------                                                        ------
and collectively, the "Lenders"), the issuers from time to time party hereto
                       -------
(each an "Issuer" and collectively, the "Issuers"), Citicorp USA, Inc.
          ------                         -------
("CUSA"), as collateral agent for the Lenders (in such capacity, the
  ----
"Collateral Agent"), CUSA, as administrative agent for the Lenders (in such
 ----------------
capacity, the "Administrative Agent"), and CUSA and Wells Fargo Foothill,
               --------------------
LLC, as co-documentation agents for the Lenders, (in such capacity, the "Documentation Agent" and together with the Collateral Agent and the
 -------------------
Administrative Agent, each an "Agent" and collectively, the "Agents").
                               -----                         ------

                                  RECITALS:

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers, and the Agents have heretofore entered into that certain Financing Agreement, dated as of January 16, 2004, as amended by that certain Amendment No. 1 to Financing Agreement and Waiver, dated as of March 1, 2004 (as so amended, the "Financing Agreement");
                     -------------------

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers and the Agents now desire to amend the Financing Agreement in certain respects, as hereinafter provided; and

         WHEREAS, the Borrowers have requested the Lenders to waive compliance with certain provisions of the Financing Agreement.

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

                  Section 1.01 Definitions. Unless otherwise defined or the
                               -----------
context otherwise requires, terms for which meanings are provided in the Financing Agreement shall have such meanings when used in this Amendment.

                                 ARTICLE II

                                 AMENDMENTS

                  Section 2.01 Amendments to Section 1.01 of the Financing
                               -------------------------------------------
Agreement.
---------

                           (a) Section 1.01 of the Financing Agreement is
hereby amended by inserting the following definitions of "Astaris Deferral
                                                          ----------------
Agreement", "Astaris Deferred Receivables", "Astaris Operating Agreement",
---------    ----------------------------    ---------------------------
"Chlorobenzene Business", "Liquidity Event", "Permitted Non-Cash
 ----------------------    ---------------    ------------------
Consideration", "Specified Intellectual Property", and "Specified Service
-------------    -------------------------------        -----------------
Contracts" in the proper alphabetical position:
---------

                           "'Astaris Deferral Agreement' means a written
                             --------------------------
         contract between Astaris and the Parent regarding the deferral of payments referred to in Section 8.02(j)(v) under the Astaris
                                 ------------------
         Operating Agreement, providing for repayment of all Astaris Deferred Receivables no later than the earlier of (i) a Liquidity Event, or (ii) October 1, 2005."

                           "'Astaris Deferred Receivables' means Receivables
                             ----------------------------
         payable with respect to the Astaris Operating Agreement that have been outstanding for more than 30 days."

                           "'Astaris Operating Agreement' means the Master
                             ---------------------------
         Lease and Operating Agreement, dated as of April 1, 2000, between Astaris and the Parent, as amended from time to time."

                           "'Chlorobenzene Business' means the line of
                             ----------------------
         business operated out of the Krummrich, Illinois and Anniston, Alabama facilities which produces Mono-chlorobenzenes and Di-chlorobenzenes primarily for use in herbicides, general and process solvents, dies, pigments, deodorizers and pesticides."

                           "'Liquidity Event' means, with respect to a
                             ---------------
         Person, means any one of the following: (i) a merger or consolidation of such Person with or into another Person, (ii) the sale, transfer or lease of all or or a substantial portion of the assets of such Person, (iii) a sale of Capital Stock of such Person, or (iv) an issuance of funded Indebtedness of such Person."

                           "'Permitted Non-Cash Consideration' means
                             --------------------------------
         preferred stock, notes, or other contracts providing for payment of an obligation in cash over time."

                           "'Specified Intellectual Property' means, with
                             -------------------------------
         respect to the permitted disposition of any Subsidiary, line of business, or facility, intellectual property used or useful with respect to such Subsidiary, line of business, or facility, the disposition of which would not cause a Material Adverse Effect, or a material adverse effect on any other Loan Party or other Subsidiary."

                           "'Specified Service Contracts' means, with
                             ---------------------------
         respect to the permitted disposition of any Subsidiary, line of business, or facility, service contracts used or useful with respect to such Subsidiary, line of business, or facility, the disposition of which would not cause a Material Adverse Effect, or a material adverse effect on any other Loan Party or other Subsidiary."

                           (b) Section 1.01 of the Financing Agreement is
hereby amended by inserting the words "or loss" after the word "income" appearing in clause (f) of the definition of "Consolidated Net Income" therein.

                           (c) Section 1.01 of the Financing Agreement is
hereby amended by deleting clause (x) of the proviso to the definition of "Contingent Obligation" appearing therein and inserting the following new clause (x) in lieu thereof:

                           "(x) customary indemnification obligations which are (I) provided in the ordinary course to the directors, officers, employees, agents, independent contractors or service providers of the Parent or any of its Subsidiaries, (II) in connection with the sale or disposition of property, or (III) in connection with the execution in the ordinary course of business of customer supply contracts, service contracts and equipment or real property leases (or the assumption or extension of such agreements),"

                           (d) Section 1.01 of the Financing Agreement is
hereby amended by deleting the proviso appearing at the end of the definition of "Extraordinary Receipts" appearing therein and inserting the following words in lieu thereof:

                           "provided that "Extraordinary Receipts" shall not
                            --------
         include cash received by the Parent or any of its Subsidiaries (y) amounting to less than $10,000 per receipt, without limitation as to aggregate amount, or (z) amounting to $10,000 or more per receipt and less than $50,000 per receipt, up to an aggregate exclusion under this clause (z) of $1,000,000 for all such receipts per Fiscal Year."

                           (e) Section 1.01 of the Financing Agreement is
hereby amended by deleting clause (c) of the definition of "Permitted Indebtedness" appearing therein and inserting the following new clause (c) in lieu thereof:

                           "(c) Indebtedness evidenced by Capitalized Lease Obligations entered into after the Filing Date in order to finance Capital Expenditures made by the Loan Parties or their Subsidiaries in accordance with the provisions of Section 8.02(g), which
                                              ---------------
         Indebtedness, when aggregated with the principal amount of all Indebtedness incurred under this clause (c) and clause (d) of this definition, does not exceed $10,000,000 at any time outstanding;"

                           (f) Section 1.01 of the Financing Agreement is
hereby amended by inserting the words "(or substantially equivalent foreign instruments pursuant to which the issuer agrees to honor a draft or a demand for payment made by the third party)" after the words "letters of credit" appearing in sub-clause (y) of clause (i) of the definition of "Permitted Indebtedness" therein.

                           (g) Section 1.01 of the Financing Agreement is
hereby amended by (i) deleting the word "and" appearing at the end of clause
(j) of the definition of "Permitted Liens" therein, (ii) deleting the period appearing at the end of clause (k) of such definition and inserting a semicolon in lieu thereof, and (iii) inserting the following new clauses
(l), (m) and (n) at the end thereof:

                           "(l) sales of receivables permitted by Section
                                                                 -------
8.02(c)(i)(J);
-------------

                           (m) sales of inventory subject to return
         permitted by Section 9.05(h); and
                      ---------------

                           (n) institutional controls permitted by
         governmental entities on real properties in connection with environmental remediation activities, including, without limitation, land-use restrictions, natural resource-use restrictions, well restriction areas, deed restrictions, deed notices, declaration of environmental restrictions, access controls, monitoring requirements, site posting requirements, information distribution, notification in closure letter, restrictive covenants, and Federal/State/county/local registries, in each case that do not materially impair the value of such property and do not materially impair such property's use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business."

                           (h) Section 1.01 of the Financing Agreement is
hereby amended by deleting the definition of "Solutia Therminol Investment" appearing therein and inserting the following new definition in lieu thereof:

                           "'Solutia Therminol Investment' means the
                             ----------------------------
         investment by Solutia Chemical Co. Ltd. Suzhou in Solutia Therminol Co. Ltd., which shall be accomplished, first, by a dividend from Solutia Chemical Co. Ltd. Suzhou to each of Solutia Greater China, Inc. and Jiangsu Chemical Pesticide Group Company Ltd., and, second, by corresponding capital contributions from Solutia Greater China, Inc. and Jiangsu Chemical Pesticide Group Company Ltd. into Solutia Therminol Co. Ltd. Suzhou, it being understood that such investment will involve no transfer of cash from the United States."

                  Section 2.02 Amendment to Section 2.05 of the Financing
                               ------------------------------------------
Agreement. Section 2.05 of the Financing Agreement is hereby amended in the
---------
manner set forth below:

                           (a) Section 2.05(a)(iii) is hereby amended and
restated to read in its entirety as follows:

                                    "(iii) [intentionally omitted]."

                           (b) The first sentence of Section 2.05(c)(iii) is
hereby amended and restated to read in its entirety as follows:

                           "Immediately upon any Disposition by any Loan Party or its Subsidiaries (other than a Disposition of assets of Solutia Europe or any of its Subsidiaries or a Disposition of assets pursuant to Section 8.02(c)(i)(L)), the Borrowers shall
                            ---------------------
         prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition; provided, however, that so long
                                           --------  -------
         as no Default or Event of Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds, (A) with respect to the first $5,000,000 of Net Cash Proceeds received in respect of Dispositions pursuant to Section 8.02(c)(i)(F) of assets
                                             ---------------------
         listed on Part III of Schedule 8.02(c)(i), no prepayment shall be
                               -------------------
         required, and (B) with respect to the next $10,000,000 of Net Cash Proceeds received in respect of Dispositions pursuant to Section
                                                                  -------
         8.02(c)(i)(F) of assets listed on Part III of Schedule 8.02(c)(i),
         -------------                                 -------------------
         the Borrowers shall prepay the outstanding principal amount of the Loans in an amount equal to 50% of the Net Cash Proceeds received by such Person in connection with such Disposition."

                           (c) Section 2.05(c) is hereby amended by
inserting the following sentence at the end of Section 2.05(c)(iii):

                           "In the event of a Disposition of businesses
         comprising assets owned by both (x) any Loan Party or its Subsidiaries (other than Solutia Europe and its Subsidiaries) (the "DIP Assets") and (y) Solutia Europe or its Subsidiaries (the "Euro
          ----------                                                    ----
         Assets"), including either of the transactions listed as items 2
         ------
         and 3 on Part II of Schedule 8.02(c)(i), the amount of any payments required to be made under this clause (iii) related to the DIP Assets shall be determined by allocating the Net Cash Proceeds of such Disposition between the DIP Assets and the Euro Assets based upon the relative value of such assets, such allocation to be satisfactory to the Administrative Agent in its discretion, provided that it shall be understood that no mandatory prepayments
         --------
         shall be required in the event that any such Disposition shall involve only the assets of Solutia Europe or any of its Subsidiaries."

                           (d) Section 2.05(c)(v) is hereby amended and
restated to read in its entirety as follows:

                                    "(iii) [intentionally omitted]."

                           (e) Section 2.05(c)(vii)(A) is hereby amended by
deleting the words "the Agents" appearing therein and inserting in lieu thereof the words "the Administrative Agent and the Collateral Agent".

                           (f) Section 2.05(c)(vii)(B) is hereby amended and
restated to read in its entirety as follows:

                           "(B) the Borrowers shall not be required to make a prepayment under clause (iii) or (iv) of this Section 2.05(c)
                                                         ---------------
         (except in the event that prepayment would otherwise be required by another provision of this Agreement, including clause (vi) of this
         Section 2.05(c), in which event prepayment shall be made in
         ---------------
         accordance with such other provision), unless the aggregate amount of Net Cash Proceeds received as a result of the events described in such Sections exceeds $7,500,000 and any such required prepayment under such Sections shall be limited to the Net Cash Proceeds and Extraordinary Receipts, net of any reasonable expenses incurred in connection with such Extraordinary Receipts, exceeding $7,500,000."

                           (g) Section 2.05(d) is hereby amended by (i)
inserting the word "and" at the end of Section 2.05(d)(ii), (ii) deleting the text "; and" appearing at the end of Section 2.05(d)(iii) and inserting a period in lieu thereof, and (iii) deleting Section 2.05(d)(iv) in its entirety.

                  Section 2.03 Amendment to Section 6.01 of the Financing
                               ------------------------------------------
Agreement. Section 6.01(n) of the Financing Agreement is hereby amended by
---------
inserting the words ", either directly or by contributing the principal and interest thereof to Solutia Europe in exchange for the issuance of new stock," after the words "convert all or a portion thereof" appearing in clause (B) thereof.

                  Section 2.04 Amendment to Section 7.01 of the Financing
                               ------------------------------------------
Agreement. Section 7.01 of the Financing Agreement is hereby amended in the
---------
manner set forth below:

                           (a) Section 7.01(o)(ii) is hereby amended by
inserting the words ", except to the extent rejected by any Loan Party following the Petition Date in accordance with the terms hereof" following the words "is in full force and effect" appearing in the fourth sentence therein.

                           (b) Section 7.01(r)(xvi) of the Financing
Agreement is hereby amended and restated to read in its entirety as follows:

                                    "(xvi) based upon the best information
         available to the Loan Parties on July 20, 2004, the Loan Parties have a good faith belief that they will not (A) exceed by $5,000,000 any of the annual or aggregate Environmental Liabilities and Costs for any of the "Operating Facilities" set forth on Part B of Schedule 7.01(r) or (B) exceed by ten percent (10%) or more the
            ----------------
         combined annual or aggregate Environmental Liabilities and Costs for all of such "Operating Facilities" set forth on Part B of
         Schedule 7.01(r); and".
         ----------------

                  Section 2.05 Amendment to Section 8.01 of the Financing
                               ------------------------------------------
Agreement. Section 8.01 of the Financing Agreement is hereby amended in the
---------
manner set forth below:

                           (a) The first paragraph of Section 8.01(a) is
hereby amended and restated to read in its entirety as follows:

                           "(a) Reporting Requirements. Furnish (which may
                                ----------------------
         be effectuated via electronic mail in accordance with the electronic mail address designated by each Agent and each Lender to the Administrative Borrower in writing, provided that, if any such Agent requests that such reports or other information be delivered by mail, telecopier or courier, then such reports or other information shall be delivered by such manner in accordance with
         Section 13.01) to each Agent and each Lender:"
         -------------

                           (b) Section 8.01(a)(xviii) is hereby amended by
deleting the words "written reports" appearing therein and inserting the words "material written reports and presentations" in lieu thereof.

                           (c) Section 8.01(b) is hereby amended by
inserting the words "(x) with a Current Value in excess of $5,000,000 in the case of a fee interest, or (y) requiring the payment of annual rent exceeding in the aggregate $2,500,000 in the case of a leasehold interest," after the words "one or more Mortgages creating on the real property of such Subsidiary" appearing in sub-clause (D) of clause (i) thereof.

                           (d) Section 8.01(d) is hereby amended by
inserting the words "other than the Significant Subsidiary described in item 3 on Part II of Schedule 8.02(c)(i) in connection with the disposition of the business described in such item" after the words "makes such qualification necessary".

                           (e) Section 8.01(h) is hereby amended by
inserting the words "(as adjusted appropriately to take into account changes to business operations and liabilities subject to compromise)" after the words "insurance maintained by the Parent and its Subsidiaries on the Facility Effective Date" in contained in the first sentence therein.

                           (f) Clause (iii) of Section 8.01(j) is hereby
amended and restated to read in its entirety as follows:

                           "(iii) provide the Administrative Agent and the Collateral Agent written notice within ten (10) days of any Release of a Hazardous Material in excess of any reportable quantity from or onto property owned or operated by it or any of its Subsidiaries for which it is reasonably foreseeable that such Release would result in the need to take any Remedial Actions of soil, groundwater, or surface water required under Environmental Laws;"

                           (g) Clause (v) of Section 8.01(j) is hereby
amended and restated to read in its entirety as follows:

                           "(v) provide the Collateral Agent with prompt written notice if the Loan Parties will (A) exceed by $5,000,000 any of the annual or aggregate Environmental Liabilities and Costs for any of the "Operating Facilities" set forth on Part B of
         Schedule 7.01(r) or (B) exceed by ten percent (10%) or more the
         ----------------
         combined annual or aggregate Environmental Liabilities and Costs for all of such "Operating Facilities" set forth on Part B of
         Schedule 7.01(r); and"
         ----------------

                           (h) Section 8.01(r) is hereby amended by
inserting the following new clause (iv):

                                    "(iv) As soon as practicable but not
         later than September 30, 2004, or such later date as may be agreed to by the Administrative Agent in its sole discretion, either (A) deliver to the Administrative Agent an Astaris Deferral Agreement, together with any necessary approvals of the Bankruptcy Court with respect thereto, such agreement and approvals to be reasonably satisfactory in form and substance to the Administrative Agent, or
         (B) commence collecting all Receivables with respect to the Astaris Operating Agreement on a basis no less frequent than monthly, such that no Receivables arising after September 30, 2004 (or such later date) with respect to such agreement become Astaris Deferred Receivables, provided, however, that if Astaris were to become a
                      --------  -------
         debtor in a case under the Bankruptcy Code, the Loan Parties' failure to comply with this Section 8.01(r)(iv) shall not be an
                                     -------------------
         Event of Default so long as, and to the extent that, the Loan Parties are prevented from enforcing their rights with respect to the Astaris Deferred Receivables by operation of the automatic stay of Section 362 of the Bankruptcy Code."

                  Section 2.06 Amendment to Section 8.02 of the Financing
                               ------------------------------------------
Agreement. Section 8.02 of the Financing Agreement is hereby amended in the
---------
manner set forth below:

                           (a) Section 8.02(c)(i) is hereby amended and
restated to read in its entirety as follows:

                                    "(i) any Loan Party and its Subsidiaries
         may (A) sell Inventory in the ordinary course of business, (B) sell or otherwise dispose of obsolete or worn-out equipment or equipment no longer used in the ordinary course of business, (C) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, (D) enter into licensing arrangements entered into in the ordinary course of business, (E) sell or otherwise dispose of its properties or assets to any Loan Party; (F) sell or otherwise dispose of the assets described on Parts I, II and III of
         Schedule 8.02(c)(i) for cash in an aggregate amount not less than
         -------------------
         the fair market value of such property or assets (in each case except as otherwise expressly provided on such schedule); (G) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets in an amount not to exceed $500,000 per transaction pursuant to sales procedures established by the Bankruptcy Court for non-core assets sales pursuant to an order dated March 29, 2004; (H) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets pursuant to any motion under Section 363 of the Bankruptcy Code to which no Lender or Agent files an objection; (I) sell or otherwise dispose of other property or assets related to Subsidiaries or business lines that are liquidated or wound down in accordance with Section 8.02(c)(iv)
                                                         -------------------
         or (vii); (J) sell accounts receivable (including sales of such
            -----
         accounts receivable at a
         discount to face value) for cash in an amount not less than the fair market value of such accounts receivable, as follows: (I) Subsidiaries who are not Loan Parties may sell, as part of one or more financings, on a non-recourse basis, at a discount of not greater than 5% of face value, up to $5,000,000 in aggregate principal amount of Accounts Receivable during any 90-day period (measured on a rolling basis); (II) Subsidiaries who are not Loan Parties may sell, as part of one or more financings, on a recourse basis, at a discount of not greater than 5% of face value, up to $2,000,000 in aggregate principal amount of Accounts Receivable during any 90-day period (measured on a rolling basis); and (III) any Loan Party and its Subsidiaries may sell, on a non-recourse basis, up to $5,000,000 in aggregate principal amount of additional Accounts Receivable in addition to those specified in subclauses
         (I) and (II) above; (K) enter into leases and subleases of real property in the ordinary course of business and subject to the other provisions herein; and (L) make charitable donations, subject to approval of the Bankruptcy Court (as required) and so long as no Default or Event of Default shall have occurred and be continuing either before or after giving effect to any such donation, (y) of cash or property in the ordinary course of business consistent with past practices, such donations not to exceed $5,000 in value for each donation and not to exceed $50,000 in aggregate amount and (z) of parcels of real property specified on Part IV of Schedule
                                                             --------
         8.02(c)(i); provided that the Net Cash Proceeds of such
         ----------  --------
         Dispositions (x) in the case of clauses (B) and (C) above, do not exceed $5,000,000 in the aggregate in any 12-month period (Net Cash Proceeds of earn-out payments referred to in Section 8.02(e)(xiv)
                                                      --------------------
         to be included as of the date when actually received), (y) in the case of clauses (G) through (I) above, do not exceed $5,000,000 in the aggregate, and (z) in all cases, are paid to the Administrative Agent for the benefit of the Lenders pursuant to the terms of
         Section 2.05(c); provided, further, that other than (x) parcels of
         ---------------  --------  -------
         real property set forth on Part III of Schedule 8.02(c)(i), (y)
                                                -------------------
         sales or other dispositions of Principal Properties or portions thereof pursuant to clause (G) above, and (z) dispositions of immaterial portions of any Principal Property that are subject and subordinate to the Lien of the Collateral Agent for the benefit of the Lenders (including, without limitation, the entry into leases and subleases and the grant of easements), no Loan Party may sell or otherwise dispose of any Principal Property."

                           (b) Section 8.02(c) is hereby further amended by
(i) deleting the word "and" appearing at the end of Section 8.02(c)(iv),
(ii) deleting the period appearing at the end of Section 8.02(c)(v) and inserting a semicolon in lieu thereof, and (iii) inserting the following Sections 8.02(c)(vi) through 8.02(c)(ix):

                                    "(vi) any Loan Party and its
         Subsidiaries may, subject to approval of the Bankruptcy Court (as required), purchase or otherwise acquire all or substantially all of the assets of entities having an aggregate value of not more than $1,000,000, such purchases and acquisitions not to exceed $5,000,000 in the aggregate;

                                    (vii) any Loan Party and its
         Subsidiaries may, so long as (A) no other provision of this Agreement would be violated thereby, and (B) no

         Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, wind down businesses or operations constituting (x) business lines generating less than 2% of consolidated revenue of the Loan Parties; (y) the Chlorobenzene Business; or (z) the business described in item 10.C on Part III of Schedule 8.02(c)(i);
                        -------------------

                                    (viii) Parent may, so long as (A) no
         other provision of this Agreement would be violated thereby, and
         (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, liquidate the "Significant Subsidiary" described in item 3 on Part II of Schedule 8.02(c)(i) in connection with the
                              -------------------
         disposition of the business described in such item in accordance with Section 8.02(c)(i)(F) hereof; and
              ---------------------

                                    (ix) (A) CarboGen AG and Amcis AG may be
         merged into or consolidated or amalgamated with each other, so long as (x) no other provision of this Agreement would be violated thereby, and (y) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, and (B) Solutia Services International SCA/Comm.VA may be merged into, or consolidated or amalgamated with, Solutia Europe, so long as (x) no other provision of this Agreement would be violated thereby, (y) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, and (z) all of the non-voting Capital Stock and 65% of the voting Capital Stock of the surviving Foreign Subsidiary is the subject of a Pledge Agreement, which is in full force and effect on the date of and immediately after giving effect to such merger, consolidation or amalgamation."

                           (c) Section 8.02(d) is hereby amended by deleting
the period appearing at the end thereof and inserting the words ", other than changes permitted by Section 8.02(c)(vii)(z)." in lieu thereof.
                          -----------------------

                           (d) Section 8.02(e)(xii)(A) is hereby amended by
inserting the words "invested by any Loan Party or any Subsidiary thereof" immediately following the figure "$3,000,000".

                           (e) Section 8.02(e) is hereby amended by (i)
deleting the word "and" appearing at the end of Section 8.02(e)(xii), (ii) deleting the period appearing at the end of Section 8.02(e)(xiii) and inserting a semicolon in lieu thereof, and (iii) inserting the following Sections 8.02(e)(xiv) through 8.02(e)(xvi):

                                    "(xiv) earn-out provisions contained in
         transactions permitted by Section 8.02(c);
                                   ---------------

                                    (xv) investments in common Capital Stock
         of Solutia Europe issued pursuant to a conversion pursuant to
         Section 6.01(n), whether direct or indirect, of the intercompany
         ---------------
         convertible bond made by Solutia Europe to Solutia Investments LLC and Monchem International, Inc; and

                                    (xvi) investments by a Loan Party or any
         Subsidiary thereof in respect of the entity listed on Part II of
         Schedule 8.02(e), the aggregate amount of such investments not to exceed in the aggregate the amount specified on such schedule, provided, that (A) both immediately before and after the making of
         --------
         any such investment, no Default or Event of Default has occurred or is continuing, (B) immediately after the making of such investments Availability exceeds $50,000,000, (C) such investments shall be subject to approval of the Bankruptcy Court (as required), (D) no assets or property (including cash and cash equivalents) of any Loan Party shall be used, directly or indirectly (including by way of loans, advances, guarantees, or investments in Capital Stock of any Subsidiary), to acquire, hold, or maintain, or to provide the necessary funds to acquire, hold or maintain, any investment acquired, owned, held or maintained by any Subsidiary that is not a Loan Party, and (E) in the case of any investment by any Loan Party, any Capital Stock or other assets received in respect of such investment shall be pledged in accordance with the requirements of the Loan Documents."

                           (f) Section 8.02(f) is hereby amended by (i)
inserting the words "other than in connection with any of (x) the Maryville Centre headquarters located in St. Louis, Missouri, (y) the Westport facility located in St. Louis, Missouri, or (z) the European headquarters located in Louvain la Neuve, Belgium" immediately following the words "in connection with any sale and leaseback transaction" appearing in clause (i) thereof, and (ii) by inserting the words "(other than in connection with the assumption or extension of leases in effect as of the Facility Effective Date or the execution of leases in replacement thereof, provided such
                                                        --------
replacement leases relate to the same or substantially similar property as the leases being replaced)" following the words "Operating Lease Obligations with respect to leases entered into after the Facility Effective Date" appearing in clause (ii)(B) therein.

                           (g) Section 8.02(h) is hereby further amended by
deleting the proviso at the end thereof and inserting the following text in lieu thereof:

                                    "provided, however, (A) dividends or other
                                     --------  -------
         distribution may be made by any Loan Party to another Loan Party, and by any Subsidiary of a Loan Party who is not a Loan Party to any Loan Party or any Subsidiary of any Loan Party, (B) the Parent may pay dividends in the form of common Capital Stock, (C) any Loan Party may pay service fees to Foreign Subsidiaries in connection with the sale of such Loan Party's Inventory to Foreign
         Subsidiaries or unrelated third parties, provided that, such payment would also be permitted under Section 8.02(j), (D) any direct or indirect Subsidiary of Solutia Europe may pay dividends to Solutia Europe or any Subsidiary of Solutia Europe, and (E) Solutia Chemical Co. Ltd. Suzhou may pay dividends to Jiangsu Chemical Pesticide Group Company Ltd. in connection with the
         Solutia Therminol Investment."

                           (h) Section 8.02(j) is hereby amended by (i)
deleting the word "and" appearing at the end of Section 8.02(j)(iii), (ii) deleting the period appearing at the end of Section 8.02(j)(iii) and inserting a semicolon in lieu thereof, and
(iii) inserting the following Sections 8.02(j)(iv) and (v):

                                    "(iv) as necessary or desirable for the
         prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, assign, transfer, or exercise, directly or indirectly, the option held by Parent with respect to certain real property in Thailand to, or for the benefit of, Solutia (Thailand) Ltd., (v) the deferral, pursuant to a separate agreement reached prior to the Petition Date, of payments receivable by the Loan Parties from Astaris arising in the ordinary course of business under the Astaris Operating Agreement, and the execution, delivery and performance of the Astaris Deferral Agreement, and (vi) as necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, assign or transfer any Specified Intellectual Property held in the name of the Parent or any Loan Party as of the Petition Date or Specified Service Contracts to any Subsidiaries in connection with the transaction described in item 3 of Part II of
         Schedule 8.02(c)(i), provided that to the extent reasonably
                              --------
         necessary to effect such transaction, consideration for such assignment or transfer may consist of a Receivable, so long as such Receivable is payable within a reasonable time and is subject to the Lien of the Collateral Agent for the benefit of the Lenders."

                           (i) Section 8.02(l) is hereby amended by deleting
the period at the end thereof and inserting the words ", and other than common Capital Stock of Solutia Europe issued pursuant to a conversion pursuant to Section 6.01(n), whether direct or indirect, of the intercompany
            ---------------
convertible bond made by Solutia Europe to Solutia Investments LLC and Monchem International, Inc." in lieu thereof.

                           (j) Section 8.02(m)(iii) is hereby amended and
restated to read in its entirety as follows:

                           "(iii) amend, modify or otherwise change the Euro Indenture or any Euro Note, except for (A) amendments, modifications or other changes in connection with the sales listed as items 2 and 3 on Part II of Schedule 8.02(c)(i) as are necessary
                                        -------------------
         to effect such sales, or (B) such amendments, modifications or other changes in connection with the Euro Restructuring specifically set forth in Schedule 8.02(m) or as otherwise
                                   ----------------
         acceptable to the Required Lenders in their sole discretion; provided, that with respect to clauses (A) and (B) above, any such
         --------
         agreements, instruments and other documents related to any such sale or to the Euro Restructuring shall be delivered to the Administrative Agent and the Collateral Agent to provide them with a reasonable opportunity to review any such documents prior to the execution, entry or authorization thereof or consummation of any such sale or the Euro Restructuring, respectively; provided,
                                                            --------
         further, that with respect to clause (A) above, no such amendment,
         -------
         modification
         or change shall be permitted if it could reasonably be expected to have an adverse effect on the Agents or the Lenders, or"

                           (k) Section 8.02(o) is hereby amended by deleting
the period appearing at the end thereof and inserting the following proviso in lieu thereof:

                                    ", provided, further, however, that this
                                       --------  -------  -------
         Section 8.02(o) shall not prohibit, to the extent otherwise
         ---------------
         permitted hereunder, the deferral, pursuant to a separate agreement reached prior to the Petition Date, of payments receivable by the Loan Parties from Astaris arising in the ordinary course of business under the Astaris Operating Agreement in the manner and to the extent previously reported to the Administrative Agent, or the execution, delivery and performance of the Astaris Deferral Agreement pursuant to Section 8.01(r)(iv)."
                               -------------------

                           (l) Section 8.02(r) is hereby amended by deleting
the period appearing at the end thereof and inserting the following text in lieu thereof:

                                    "in any material respect, provided,
                                                              --------
         further, however, that this Section 8.02(r) shall not prohibit, to
         -------  -------            ---------------
         the extent otherwise permitted hereunder, the deferral, pursuant to a separate agreement reached prior to the Petition Date, of payments receivable by the Loan Parties from Astaris arising in the ordinary course of business under the Astaris Operating Agreement in the manner and to the extent previously reported to the Administrative Agent, or the execution, delivery and performance of the Astaris Deferral Agreement pursuant to Section 8.01(r)(iv)."
                                                    -------------------

                           (m) Section 8.02(t) is hereby amended by (i)
deleting the word "and" appearing at the end of Section 8.02(t)(xi), (ii) deleting the period appearing at the end of Section 8.02(t)(xii) and inserting a semicolon in lieu thereof, and (iii) inserting the following Sections 8.02(c)(xiii) through 8.02(c)(xv):

                                    "(xiii) in respect of other claims not
         otherwise prohibited hereunder in an aggregate amount not to exceed $250,000 for any claimant or $1,500,000 for all claimants, subject to approval of the Bankruptcy Court; (xiv) in respect of claims set forth on Schedule 8.02(t), so long as such claims are fully secured by cash collateral of the Loan Parties, or fully supported by letters of credit permitted hereunder, to the extent of the value of such cash collateral or such letters of credit; and (xv) in respect of that certain agreement, dated September 9, 2003, among Solutia, Pharmacia Corporation and Monsanto Company setting forth the respective settlement obligations among the parties thereto with respect to certain Litigation (as defined therein) in an amount not to exceed $5,000,000 in the aggregate in any year, plus reasonable fees and expenses related thereto."

                  Section 2.07 Amendment to Section 9.01 of the Financing
                               ------------------------------------------
Agreement. Section 9.01 of the Financing Agreement is hereby amended in the
---------
manner set forth below:

                           (a) The second sentence of Section 9.01(a) is
hereby amended and restated to read in its entirety as follows:

                                    "On or prior to the date specified in
         Section 8.01(r)(iii), the Loan Parties shall deliver to the
         --------------------
         Administrative Agent (x) a Cash Management Agreement with respect to each Cash Management Account and (y) a Concentration Account Agreement with respect to each Concentration Account; provided,
                                                               --------
         however, that so long as account number 5015330 of Beamer Road
         -------
         Management Company at First Community Bank shall have less than $10,000 therein, the Loan Parties shall not be required to deliver a Cash Management Agreement with respect to such account unless requested by the Administrative Agent pursuant to the last sentence of this Section 9.01(a)."
                 ---------------

                           (b) Section 9.04(a) is hereby amended by
inserting the following sentence at the end thereof:

                                    "Notwithstanding the foregoing, this
         Section 9.04(a) shall not prohibit, to the extent otherwise
         ---------------
         permitted hereunder, the deferral, pursuant to a separate agreement reached prior to the Petition Date, of payments receivable by the Loan Parties from Astaris arising in the ordinary course of business under the Astaris Operating Agreement in the manner and to the extent previously reported to the Administrative Agent, or the execution, delivery and performance of the Astaris Deferral Agreement pursuant to Section 8.01(r)(iv)."
                               -------------------

                           (c) Section 9.04(b) is hereby amended by
inserting the following sentence at the end thereof:

                                    "Notwithstanding the foregoing, this
         Section 9.04(b) shall not prohibit, to the extent otherwise
         ---------------
         permitted hereunder, the deferral, pursuant to a separate agreement reached prior to the Petition Date, of payments receivable by the Loan Parties from Astaris arising in the ordinary course of business under the Astaris Operating Agreement in the manner and to the extent previously reported to the Administrative Agent, or the execution, delivery and performance of the Astaris Deferral Agreement pursuant to Section 8.01(r)(iv)."
                               -------------------

                  Section 2.08 Amendment to Section 9.05 of the Financing
                               ------------------------------------------
Agreement. Section 9.05 of the Financing Agreement is hereby amended in the
---------
manner set forth below:

                           (a) Section 9.05(h) is hereby amended and
restated to read in its entirety as follows:

                                    "(h) except as otherwise expressly
         permitted under clauses (c)(iii) and (c)(iv) above, and except for sales of inventory made subject to return in the ordinary course consistent with past practices in an amount not to exceed in the aggregate $100,000 at any time outstanding for any customer or $1,000,000 at any time outstanding for all customers (it being understood that any Accounts in respect of such inventory shall not be included among Eligible Accounts to the extent of such return or approval rights), the Loan Parties shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate any Loan Party to repurchase such Inventory; and"

                           (b) Section 9.05 is hereby amended by (i)
deleting the text "; and" appearing at the end of Section 9.05(i) and inserting a period in lieu thereof, and (ii) deleting Section 9.05(j).

                  Section 2.09 Amendment to Section 10.01 of the Financing
                               -------------------------------------------
Agreement. Section 10.01 of the Financing Agreement is hereby amended in the
---------
manner set forth below:

                           (a) Section 10.01(k) is hereby amended by
deleting the semicolon appearing at the end thereof and inserting the words "other than orders agreed to by any Loan Party stipulating relief with respect to claims that are permitted to be paid pursuant to Section 8.02(t), constituting (A) claims that are fully secured by cash collateral of the Loan Parties, or fully supported by letters of credit permitted hereunder, or (B) prepetition claims effected by a setoff of obligations as permitted by section 553 of the Bankruptcy Code, in each case the payment of which is not otherwise prohibited hereunder;" in lieu thereof.

                           (b) Section 10.01(m) is hereby amended by adding
the words "other than the Significant Subsidiary described in item 3 on Part II of Schedule 8.02(c)(i) in connection with the disposition of the business
      -------------------
described in such item" after the words "seeking authority to do any of the foregoing".

                  Section 2.10 Amendment to Schedule 8.02(c)(i) to the
                               ---------------------------------------
Financing Agreement. Schedule 8.02(c)(i) of the Financing Agreement is
-------------------
hereby amended and restated to read in its entirety as set forth in Exhibit
                                                                    -------
A hereto.
-

                  Section 2.11 Schedule 8.02(e) to the Financing Agreement.
                               -------------------------------------------
A new Part II to Schedule 8.02(e) is hereby added to the Financing Agreement, which schedule shall read in its entirety as set forth in Exhibit
                                                                     -------
B hereto.
-

                  Section 2.12 Schedule 8.02(t) to the Financing Agreement.
                               -------------------------------------------
A new Schedule 8.02(t) is hereby added to the Financing Agreement, which schedule shall read in its entirety as set forth in Exhibit C hereto.
                                                    ---------

                  Section 2.13 Amendment to Schedule 9.01 to the Financing
                               -------------------------------------------
Agreement. Schedule 9.01 of the Financing Agreement is hereby amended and
---------
restated to read in its entirety as set forth in Exhibit D hereto.
                                                 ---------

                  Section 2.14 Amendment to Exhibit C to the Financing
                               ---------------------------------------
Agreement. Exhibit C to the Financing Agreement (Form of Borrowing Base
---------
Certificate) is hereby amended and restated in its entirety as set forth in Exhibit E hereto.
---------

                  Section 2.15 Limited Waiver of Sections 6.01(n), 8.02(e)
                               -------------------------------------------
and 8.02(l) of the Financing Agreement. For avoidance of doubt, the Lenders
--------------------------------------
hereby waive compliance
by the Loan Parties with the provisions of Sections 6.01(n), 8.02(e) and 8.02(l) of the Financing Agreement on a retroactive basis to the extent that such sections would prohibit the contribution of principal and interest due under the intercompany convertible bond made by Solutia Europe to Solutia Investments LLC and Monchem International, Inc. (the "Convertible Bond") to
                                                      ----------------
Solutia Europe in exchange for the issuance of shares of common stock of Solutia Europe. Such waiver does not constitute a waiver of Sections 6.01(n), 8.02(e) or 8.02(l) of the Financing Agreement as amended herein, any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or arise after the date hereof or an acquiescence therein.

                  Section 2.16 Limited Waiver of Section 8.02(c) of the
                               ----------------------------------------
Financing Agreement. For avoidance of doubt, the Lenders hereby waive
-------------------
compliance by the Loan Parties with the provisions of Section 8.02(c) of the Financing Agreement on a retroactive basis to the extent that such section would prohibit the wind-down of the Chlorobenzene Business. Such waiver does not constitute a waiver of Section 8.02(c) of the Financing Agreement as amended herein, any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence therein.

                  Section 2.17 Limited Waiver of Section 8.02(e) of the
                               ----------------------------------------
Financing Agreement. For avoidance of doubt, the Lenders hereby waive
-------------------
compliance by the Loan Parties with the provisions of Section 8.02(e) of the Financing Agreement on a retroactive basis to the extent that such section would prohibit execution of a sale agreement containing earnout provisions. Such waiver does not constitute a waiver of Section 8.02(e) of the Financing Agreement as amended herein, any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or arise after the date hereof or an acquiescence therein.

                  Section 2.18 Limited Waiver of Sections 8.02(j), 8.02(o),
                               --------------------------------------------
8.02(r), and 9.04 of the Financing Agreement. For avoidance of doubt, the
--------------------------------------------
Lenders hereby waive compliance by the Loan Parties with the provisions of Sections 8.02(j), 8.02(o), 8.02(r), and 9.04 of the Financing Agreement on a retroactive basis to the extent that such sections would prohibit the deferral of payments arising in the ordinary course of business under the Astaris Operating Agreement. Such waiver does not constitute a waiver of Sections 8.02(j), 8.02(o), 8.02(r), and 9.04 of the Financing Agreement as amended herein, any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence therein.

                  Section 2.19 Limited Waiver of Section 8.02(t) of the
                               ----------------------------------------
Financing Agreement. For avoidance of doubt, the Lenders hereby waive
-------------------
compliance by the Loan Parties with the provisions of Section 8.02(t) of the Financing Agreement on a retroactive basis to the extent that such section would prohibit payments in respect of prepetition obligations owed to each of Wells Fargo, N.A., The Business Bank of St. Louis, JPMorgan Chase Bank, and HSBC Bank USA that are fully secured or supported by cash collateral or letter of credit obligations of the Loan Parties. Such waiver does not constitute a waiver of Section 8.02(t) of the Financing Agreement as amended herein, any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or arise after the date hereof or an acquiescence therein.

                  Section 2.20 Limited Waiver of Section 9.01(a) of the
                               ----------------------------------------
Financing Agreement. For avoidance of doubt, the Lenders hereby waive
-------------------
compliance by the Loan Parties with the provisions of Section 9.01(a) of the Financing Agreement on a retroactive basis to the extent that such section would require delivery of Cash Management Agreements and Concentration Account Agreements on or prior to the Facility Effective Date. Such waiver does not constitute a waiver of Section 9.01(a) of the Financing Agreement as amended herein, any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or arise after the date hereof or an acquiescence therein.

                  Section 2.21 Limited Waiver of Section 9.01(c) of the
                               ----------------------------------------
Financing Agreement. For avoidance of doubt, the Lenders hereby waive
-------------------
compliance by the Loan Parties with the provisions of Section 9.01(c) of the Financing Agreement on a retroactive basis to the extent that such section would require (A) amendment of Schedule 9.01 to add those accounts not
                               -------------
already reflected on such schedule and (B) prior to the time of opening of such accounts, execution and delivery of a Cash Management Agreement. Such waiver does not constitute a waiver of Section 9.01(c) of the Financing Agreement as amended herein (including amendments to Schedule 9.01), any
                                                     -------------
other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or arise after the date hereof or an acquiescence therein.

                                ARTICLE III

                            CONDITIONS PRECEDENT

                  Section 3.01 Conditions to Effectiveness of this
                               -----------------------------------
Amendment. This Amendment shall be effective as of the date hereof, upon the
---------
satisfaction of the conditions precedent that:

                           (a) Amendment. The Administrative Agent shall
                               ---------
have received executed counterparts of this Amendment, duly executed by Lenders constituting at least Supermajority Consent, the Borrowers, each Guarantor, the Documentation Agent, the Administrative Agent, the Collateral Agent and the Issuer.

                           (b) Representations and Warranties. As of the
                               ------------------------------
date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Financing Agreement and in each other Loan Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

                           (c) Fees. The Borrowers shall have paid the fees
                               ----
referred to in Section 4.05.

                           (d) No Default. As of the date hereof, both
                               ----------
before and after giving effect to this Amendment, no Default (other than with respect to the provisions of Sections 6.01(n), 8.02(c), 8.02(e), 8.02(j), 8.02(l), 8.02(o), 8.02(r), 8.02(t), 9.01(a), 9.01(c), and 9.04 of
the Financing Agreement that would, upon effectiveness of this Amendment, be waived pursuant to Sections 2.15 through 2.21 above) shall have occurred and be continuing (and by its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

                           (e) Bankruptcy Court Order. An order of the
                               ----------------------
Bankruptcy Court approving this Amendment and the terms and conditions hereof, such order to be in form and substance satisfactory to the Administrative Agent in its sole discretion, shall have been entered by the Bankruptcy Court, the Administrative Agent shall have received a true and complete copy of such order, and such order shall be in full force and effect and shall not have been reversed, modified, amended, stayed or vacated absent prior written consent of the Administrative Agent.

                                 ARTICLE IV

                                MISCELLANEOUS

                  Section 4.01 Effect; Ratification. The amendments and
                               --------------------
waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to
(i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Financing Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which the Agents or any other party may now have or may have in the future under or in connection with the Financing Agreement as amended hereby or any other instrument or agreement referred to therein. This Amendment shall be construed in connection with and as part of the Financing Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  Section 4.02 Due Authorization; Authority; No Conflicts;
                               -------------------------------------------
Enforceability. The execution, delivery and performance by each Loan Party
--------------
of this Amendment (i) have been duly authorized by all necessary action,
(ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (other than conflicts, breaches and defaults, the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Cases), or any order or decree of any court or Governmental Authority (including, without limitation, any order entered in the Chapter 11 Cases), (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its material properties, and (iv) do not and will not result in any material default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties. Other than the order referred to in Section 3.01(e) hereof, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, including the Bankruptcy Court, is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment. This Amendment, when delivered hereunder, is or will be, duly and validly executed and delivered by each of the Loan Parties which is a party hereto and each of this Amendment and the Financing Agreement as amended hereby constitutes the legal, valid and binding obligation of each of the Loan Parties which is a party hereto or thereto, enforceable in accordance with the terms hereof or thereof.

                  Section 4.03 No Novation. Neither this Amendment nor the
                               -----------
replacement of the terms of the Financing Agreement by the terms of this Amendment shall extinguish the obligations for the payment of money outstanding under the Financing Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrowers or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder. Each of the Financing Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith. This Amendment is a Loan Document executed pursuant to the Financing Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  Section 4.04 Costs, Fees and Expenses. The Borrowers
                               ------------------------
jointly and severally agree to reimburse the Agents and the Lenders upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agents and the Lenders) incurred in connection with the preparation, execution and delivery of this Amendment.

                  Section 4.05 Amendment Fees. The Borrowers jointly and
                               --------------
severally agree to pay to the Administrative Agent (a) for the pro rata benefit of each Lender who approves this Amendment an amendment fee of 12.5 basis points, and (b) such other fees as are agreed to separately by the Borrowers and the Administrative Agent with respect to this Amendment, which amendment fee and other fees shall be fully earned upon the effectiveness hereof and nonrefundable when paid, and are in addition to any and all other fees required to be paid from time to time by the Borrowers under the Financing Agreement.

                  Section 4.06 Counterparts. This Amendment may be executed
                               ------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  Section 4.07 Severability. Any provision of this Amendment
                               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 4.08 CHOICE OF LAW. THIS AMENDMENT SHALL BE
                               -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

                  Section 4.09 No Party Deemed Drafter. Each of the parties
                               -----------------------
hereto agrees that no party hereto shall be deemed to be the drafter of this Amendment.

                  Section 4.10 Ratification of Guaranty. Each Guarantor
                               ------------------------
hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guaranty to the "Agreement", "thereunder", "thereof" or words of like import referring to the Financing Agreement shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations secured thereby.

                          (Signature Page Follows)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       BORROWERS:
                                       ---------

                                       SOLUTIA INC., as a debtor and a
                                       debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Assistant Treasurer


                                       SOLUTIA BUSINESS ENTERPRISES, INC.,
                                       as a debtor and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer


                                       GUARANTORS:
                                       ----------

                                       AXIO RESEARCH CORPORATION, as a
                                       debtor and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer


                                       BEAMER ROAD MANAGEMENT COMPANY, as a
                                       debtor and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer

                                       CPFILMS INC., as a debtor and a
                                       debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Assistant
                                                   Treasurer


                                       MONCHEM, INC., as a debtor and a
                                       debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer


                                       MONCHEM INTERNATIONAL, INC., as a
                                       debtor and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer


                                       SOLUTIA GREATER CHINA, INC., as a
                                       debtor and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer


                                       SOLUTIA INTER-AMERICA, INC., as a
                                       debtor and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer

                                       SOLUTIA INTERNATIONAL HOLDING, LLC,
                                       as a debtor and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer


                                       SOLUTIA INVESTMENTS, LLC, as a debtor
                                       and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer


                                       SOLUTIA MANAGEMENT COMPANY, INC., as
                                       a debtor and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer


                                       SOLUTIA OVERSEAS, INC., as a debtor
                                       and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer


                                       SOLUTIA SYSTEMS, INC., as a debtor
                                       and a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer


                                       SOLUTIA TAIWAN, INC., as a debtor and
                                       a debtor-in-possession


                                            By:    /s/ James A. Tichenor
                                                   ---------------------
                                            Name:  James A. Tichenor
                                            Title: Vice President & Treasurer

                                       ADMINISTRATIVE AGENT, COLLATERAL AGENT,
                                       ---------------------------------------
                                       CO-DOCUMENTATION AGENT AND A LENDER:
                                       -----------------------------------

                                       CITICORP USA, INC., for itself as the
                                       Administrative Agent, the Collateral
                                       Agent, a Co-Documentation Agent and a
                                       Lender


                                       By: /s/ David Jaffe
                                          -------------------------------------
                                          Name:  David Jaffe
                                          Title: Vice President


                                       CO-DOCUMENTATION AGENT AND A LENDER:
                                       -----------------------------------

                                       WELLS FARGO FOOTHILL, LLC, for itself
                                       as a Co-Documentation Agent and a
                                       Lender


                                       By: /s/ Lan Wong
                                          -------------------------------------
                                          Name:  Lan Wong
                                          Title: Vice President


                                       ISSUER:
                                       ------

                                       CITIBANK, N.A., as an Issuer and a
                                       Lender


                                       By: /s/ David Jaffe
                                          -------------------------------------
                                          Name:  David Jaffe
                                          Title: Vice President


                                       LENDER:
                                       ------

                                       CITIGROUP GLOBAL MARKETS INC., as a
                                       Lender


                                       By: /s/ David Jaffe
                                          -------------------------------------
                                          Name:  David Jaffe
                                          Title: Authorized Signer

                                       LENDER:
                                       ------

                                       CITIGROUP FINANCIAL PRODUCTS INC.,
                                       as a Lender


                                       By: /s/ Tom Lee
                                          -------------------------------------
                                          Name:  Tom Lee
                                          Title: Authorized Signatory


                                       LENDER:
                                       ------

                                       PAM CAPITAL FUNDING L.P.
                                       By: Highland Capital Management, L.P.
                                       As Collateral Manager, as a Lender


                                       By: /s/ Todd Travers
                                          -------------------------------------
                                          Name:  Todd Travers
                                          Title: Senior Portfolio Manager
                                                 Highland Capital Management,
                                                  L.P.


                                       LENDER:
                                       ------

                                       BANK OF AMERICA, N.A., as a Lender


                                       By: /s/ Sid Bridges
                                          -------------------------------------
                                          Name:  Sid Bridges
                                          Title: AVP

                                       LENDER:
                                       ------

                                       HIGHLAND LEGACY LIMITED
                                       By: Highland Capital Management, L.P.
                                       As Collateral Manager, as a Lender


                                       By: /s/ Todd Travers
                                          -------------------------------------
                                          Name:  Todd Travers
                                          Title: Senior Portfolio Manager
                                                 Highland Capital Management,
                                                  L.P.


                                       LENDER:
                                       ------

                                       HIGHLAND LOAN FUNDING V LTD.
                                       By: Highland Capital Management, L.P.
                                       As Collateral Manager, as a Lender


                                       By: /s/ Todd Travers
                                          -------------------------------------
                                          Name:  Todd Travers
                                          Title: Senior Portfolio Manager
                                                 Highland Capital Management,
                                                  L.P.


                                       LENDER:
                                       ------

                                       RESTORATION FUNDING CLO, LTD.
                                       By: Highland Capital Management, L.P.
                                       As Collateral Manager, as a Lender


                                       By: /s/ Todd Travers
                                          -------------------------------------
                                          Name:  Todd Travers
                                          Title: Senior Portfolio Manager
                                                 Highland Capital Management,
                                                  L.P.


                                       LENDER:
                                       ------

                                       CALIFORNIA PUBLIC EMPLOYEES
                                       RETIREMENT SYSTEM
                                       By: Highland Capital Management, L.P.
                                       As Authorized Representatives of
                                       the Board, as a Lender


                                       By: /s/ Todd Travers
                                          -------------------------------------
                                          Name:  Todd Travers
                                          Title: Senior Portfolio Manager
                                                 Highland Capital Management,
                                                  L.P.

                                       LENDER:
                                       ------

                                       AMARANTH LLC, as a Lender


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       LENDER:
                                       ------

                                       SATELLITE SENIOR INCOME FUND, LLC, as
                                       a Lender


                                       By: /s/ Gabe Nechamkin
                                          -------------------------------------
                                          Name:  Gabe Nechamkin
                                          Title: Principal


                                       LENDER:
                                       ------

                                       SATELLITE SENIOR INCOME FUND II, LLC,
                                       as a Lender


                                       By: /s/ Stephen T. Shapiro
                                          -------------------------------------
                                          Name:  Stephen T. Shapiro
                                          Title: Principal, Satellite Asset
                                                  Management

                                       LENDER:
                                       ------

                                       OZ SPECIAL MASTER FUND, LTD., as a
                                       Lender
                                       By: OZ Management, LLC
                                       As Investment Manager


                                       By: /s/ Daniel S. Och
                                          -------------------------------------
                                          Name:  Daniel S. Och
                                          Title: Senior Managing Member


                                       LENDER:
                                       ------

                                       PERRY PRINCIPALS INVESTMENTS, LLC, as
                                       a Lender


                                       By: /s/ Rick Page
                                          -------------------------------------
                                          Name:  Rick Page
                                          Title:


                                       LENDER:
                                       ------

                                       WINGATE CAPITAL LTD., as a Lender
                                       By: Citadel Limited Partnership, its
                                            Portfolio Manager

                                       By: GLB Partners, L.P., its General
                                            Partner

                                       By: Citadel Investment Group, L.L.C.,
                                            its General Partner


                                       By: /s/ James E. Bolin
                                          -------------------------------------
                                          Name:  James E. Bolin
                                          Title: Managing Director


                                       LENDER:
                                       ------

                                       BAYERISCHE HYPO-UND VEREINSBANK AG,
                                       NEW YORK BRANCH, as a Lender


                                       By: /s/ Miriam Trautmann
                                          -------------------------------------
                                          Name:  Miriam Trautmann
                                          Title: Associate Director


                                       By: /s/ Salvatore Esposito
                                          -------------------------------------
                                          Name:  Salvatore Esposito
                                          Title: Managing Director

                                       LENDER:
                                       ------

                                       SHEPHERD INVESTMENTS INTERNATIONAL,
                                       LTD., as a Lender


                                       By: /s/ Colin M. Lancaster
                                          -------------------------------------
                                          Name:  Colin M. Lancaster
                                          Title: General Counsel


                                       LENDER:
                                       ------

                                       TCW SELECT LOAN FUND, LIMITED
                                       By: TCW Advisors, Inc, as its
                                            Collateral Manager


                                       By: /s/ G. Steven Kalin
                                          -------------------------------------
                                          Name:  G. Steven Kalin
                                          Title: Senior Vice President



                                       By: /s/ Jonathan R. Insull
                                          -------------------------------------
                                          Name:  Jonathan R. Insull
                                          Title: Managing Director


                                       LENDER:
                                       ------

                                       C-SQUARED CDO LTD.
                                       By: TCW Advisors, Inc, as its
                                            Portfolio Manager



                                       By: /s/ Jonathan R. Insull
                                          -------------------------------------
                                          Name:  Jonathan R. Insull
                                          Title: Managing Director



                                       By: /s/ G. Steven Kalin
                                          -------------------------------------
                                          Name:  G. Steven Kalin
                                          Title: Senior Vice President


                                       LENDER:
                                       ------

                                       LOAN FUNDING I LLC, a wholly owned
                                       subsidiary of Citibank, N.A.
                                       By: TCW Advisors, Inc, as Portfolio
                                            Manager of Loan Funding ILLC


                                       By: /s/ Jonathan R. Insull
                                          -------------------------------------
                                          Name:  Jonathan R. Insull
                                          Title: Managing Director



                                       By: /s/ G. Steven Kalin
                                          -------------------------------------
                                          Name:  G. Steven Kalin
                                          Title: Senior Vice President


                                       LENDER:
                                       ------

                                       UBS AG STAMFORD BRANCH, as a Lender



                                       By: /s/ Thomas R. Salzano
                                          -------------------------------------
                                          Name:  Thomas R. Salzano
                                          Title: Executive Director
                                                 Banking Products Services, US



                                       By: /s/ Wilifred V. Saint
                                          -------------------------------------
                                          Name:  Wilifred V. Saint
                                          Title: Director
                                                 Banking Products Services, US